Execution Version

Exhibit 10.3

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 15, 2024, is entered into between GRAHAM CORPORATION, a Delaware corporation (the “Borrower”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as lender (the “Lender”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower and the Lender have entered into that certain Credit Agreement, dated as of October 13, 2023 (as amended prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”);

WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein, the Lender has agreed, to amend the Existing Credit Agreement as more specifically set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

Section 1.
Amendment to Existing Credit Agreement. Effective as of the Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, Section 9.1(l) of the Existing Credit Agreement is hereby amended to replace the reference to “$2,000,000” with “$3,500,000”.
Section 2.
Conditions of Effectiveness of this Amendment. This Amendment shall become effective upon the Lender’s receipt of this Amendment duly executed by the Lender and a Responsible Officer of the Borrower and payment of all fees and expenses of the Lender and its counsel (such date, the “Amendment Effective Date”).
Section 3.
Representations and Warranties. To induce the Lender to enter into this Amendment, the Borrower represents and warrants to the Lender on and as of the Amendment Effective Date that, in each case:

(a) all of the representations and warranties set forth in the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(b) no Default or Event of Default exists and is continuing;

(c) it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed

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in connection herewith to which it is a party in accordance with their respective terms and the transactions contemplated hereby; and

(d) this Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower, and each such document constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

Section 4.
Reference to and Effect on the Credit Agreement and the Loan Documents. Except as expressly provided herein, the Existing Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Existing Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which Lender may now have or may have in the future under or in connection with the Existing Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Existing Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lender, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Existing Credit Agreement as modified hereby.
Section 5.
Further Assurances. The Borrower agrees to, to the extent required by the Loan Documents, make, execute and deliver all such additional and further acts, things, deeds, instruments and documents as the Lender may reasonably require for the purposes of implementing or effectuating the provisions of this Amendment and the other Loan Documents.
Section 6.
Acknowledgement and Reaffirmation. The Borrower (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, any of the Loan Documents to which it is a party (as amended pursuant to this Amendment), (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party (as amended pursuant to this Amendment) and (c) agrees that each of the Loan Documents to which it is a party (as amended pursuant to this Amendment) remains in full force and effect and is hereby ratified and confirmed.
Section 7.
Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 12.3 of the Credit Agreement to pay and reimburse the Lender in accordance with the terms thereof.
Section 8.
Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 9.
Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

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Section 10.
Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Amendment is a Loan Document and is subject to the terms and conditions of the Credit Agreement.
Section 11.
Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their successors and permitted assigns.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

GRAHAM CORPORATION, as Borrower

By: /s/ CHRISTOPHER J. THOME

Name: Christopher J. Thome

Title: Chief Financial Officer

Graham Corporation

First Amendment to Credit Agreement

Signature Page

wells fargo bank, national association, as Lender

By: /s/ MICHAEL J. PRENDERGAST

Name: Michael J. Prendergast

Title: Executive Director

Graham Corporation

First Amendment to Credit Agreement

Signature Page